                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2003

                              MEDIX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                84-1123311
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(State or other jurisdiction of     (Commission             (IRS Employer
  incorporation or organization)    File Number)            Identification No.)

     420 Lexington Avenue, Suite 1830, New York, New York      10170
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            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 697-2509

Item 5.  Other Events and Regulation FD Disclosure.

     POCKETSCRIPT ENABLES PHYSICIANS TO EXECUTE SECURE ELECTRONIC  PRESCRIPTIONS
USING THEIR BLACKBERRY WIRELESS HANDHELDS

                                    SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    MEDIX RESOURCES, INC.

                                    By:  /s/ Mark W. Lerner
                                         ------------------
                                             Mark W. Lerner
                                             Executive Vice President and
Secretary

Dated: January 13, 2003